UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2019

OCEAN THERMAL ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	033-19411-C	20-5081381
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

800 South Queen Street
Lancaster, PA	17603
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717) 299-1344

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

EXPLANATORY NOTE

The information in this report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

On May 6, 2019, we issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 99	Miscellaneous
99.01	Press Release dated May 6, 2019	Attached
_______________________________________

*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN THERMAL ENERGY CORPORATION

Dated: May 6, 2019	By:	/s/ Jeremy P. Feakins
Jeremy P. Feakins
Chief Executive Officer

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